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                                                                    EXHIBIT 99.7

                                    SUBLEASE

         THIS AGREEMENT is made and entered into by and between Universal Standard Healthcare, Inc., a Michigan corporation ("Sublessor") and Laboratory Corporation of America Holdings, a Delaware corporation ("Sublessee") as of August 3, 1998.


                              W I T N E S S E T H:

         WHEREAS, Sublessor presently leases the following described premises under that certain Lease dated as of November 18, 1994 but executed on November 23, 1994 (the "Master Lease") by and between Jan-Jo Development Corporation, a Michigan corporation (the "Landlord") and Sublessor (for purposes of the Master Lease, the "Tenant"), as amended by a First Amendment to Lease dated April 13, 1995, Second Amendment to Lease dated October 19, 1995, Third Amendment to Lease dated November 14, 1995, Fourth Amendment to Lease dated December 15, 1995, and any subsequent Amendments:


          approximately 93,000 square feet of rentable space of the building located at 26500 Northwestern Highway, Southfield, Michigan (the "Building");
and

         WHEREAS, Sublessor now desires to (1) sublease the Laboratory on the third floor of the Building and any other space within the Building used for laboratory operations as of the date hereof (the "Premises") and (2) lease and/or sublease all fixtures, equipment, laboratory inventory as consumed, improvements and installations owned or leased by Sublessor and located in, attached to, or built into the Premises as of the date hereof (the "Property") to Sublessee, and Sublessee desires to sublease the Premises and lease and/or sublease the Property from Sublessor. It is the intent of the parties hereto that references herein to "sublease" also refer to the lease of the Property.

         NOW, THEREFORE, in consideration of the sum of $10.00, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

              1. Grant. Sublessor hereby subleases to Sublessee, its successors and assigns, all of its right, title and interest in and to the Premises and the Property and; TO HAVE AND TO HOLD THE SAME unto Sublessee, its successors and assigns, from and after the Closing Date (as defined in the Asset Purchase Agreement of even date), through January 31, 1999 (the "Term"), unless terminated as hereinafter provided, subject to the rental, terms, covenants and conditions contained herein.

              2. Rent. Sublessee hereby agrees to pay on the date hereof, the Base Rent of One Million Eight Hundred Fifty Thousand Dollars $1,850,000.00. Sublessor represents that such Base



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     Rent does not exceed that portion of rent due Landlord from Sublessor under the Master Lease and attributable to the Premises.

              3.   Insurance.

                   A. Sublessee shall maintain comprehensive general liability insurance for the Premises and the Property and Sublessee's occupancy of the Premises and use and operation of the Property, including, professional and products liability, in such amounts, against such risks, in such form and with such deductible amounts or provisions for self-insurance as Sublessee maintains on similar premises or property owned or leased by Sublessee and as are in accordance with sound insurance practice and as are generally maintained by corporations engaged in the same or similar business as Sublessee and as contemplated by the Master Lease. Sublessee agrees to apply any insurance proceeds received by Sublessee by reason of insurance carried pursuant to this Section for the purpose of restoration or repair of the Premises. Sublessor agrees to apply any insurance proceeds received by, paid to or held by Sublessor pursuant to this Section for the purpose of restoration or repair of the Premises in accordance with the Master Lease and subject to the authority of NBD Bank to collect and receive such proceeds pursuant to Section 6.2(b) of a Revolving Credit and Loan Agreement, as amended, among NBD Bank, Universal Standard Medical Laboratories, Inc. and other entities, dated as of April 30, 1997.

                   B. If Sublessee is self-insured as to general liability insurance and insurance covering certain other risks, Sublessee shall maintain financial resources sufficient to insure against any liability of Sublessee and its authorized representatives arising out of and in connection with Sublessee's use or occupancy of the Premises and use of the Property up to Two Million Dollars ($2,000,000.00) on account of bodily injuries to or death of one person, and Five Million Dollars ($5,000,000.00) on account of bodily injuries to or death or more than one person as the result of any one accident or disaster and One Million Dollars ($1,000,000.00) on account of damage to property.

                   C. Throughout the Term, in accordance with the Master Lease, Sublessor shall carry fire insurance for the full replacement cost of the Premises and the Property, such insurance to be written by insurance companies, and in amounts, satisfactory to Sublessor. Sublessor shall charge Sublessee and Sublessee shall pay, independent of the Base Rent, a pro rata portion of the cost of such fire insurance apportioned according to the Premises and Property occupied and used by Sublessee and Sublessee's interest, if any, in improvements to or in the Premises and its interest in its office furniture, equipment, supplies and other property.

              4. Fire or Other Casualty. Sublessee shall give immediate notice to Sublessor of any damage to the Premises or Property by fire or other casualty. Sublessor shall cause the damage

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     to be repaired with reasonable speed. Rent shall be proportionally reduced to the extent that the Premises are rendered untenantable. If the Premises are destroyed or so damaged that in normal course the Premises cannot be made tenantable within sixty (60) days, or if the damage occurs during the last thirty (30) days of the Term, either Sublessor or Sublessee may terminate this Sublease upon thirty (30) days written notice to the other party and failure of Sublessor to correct such damage within such period. Rentals shall be adjusted as of the date of the damage, and Sublessee shall vacate the Premises within thirty (30) days from the date the aforementioned written notice is provided.

              5. Obligation to Landlord. The Parties hereby agree that the obligations herein assumed by Sublessee are limited to those which arise as a result of the Sublessee's use and occupation of the Premises and such obligations shall inure jointly and severally to the Sublessor and Landlord herein and to the successors and assigns of each.

              6. Master Lease. Sublessee's rights pursuant to the Sublease are subject and subordinate at all times to the Master Lease and to all of the covenants and agreements of the Master Lease, except as expressly modified by this Sublease. Sublessee shall not do, permit or tolerate anything to be done in, or in connection with Sublessee's use or occupancy of the Premises which would violate any Master Lease covenants or agreements. As to the Premises and during the Term, Sublessee expressly assumes to be bound by all obligations, covenants and restrictions which are set forth in the Master Lease in the same manner as these obligations, covenants and restrictions are binding upon Sublessor, as Tenant under the Master Lease, except as expressly modified by this Sublease. Except as modified hereby, during the Term Sublessee shall perform all of Sublessor's duties and obligations under the Master Lease which relate to the Premises. Sublessor shall have the same rights against Sublessee with respect to this Sublease as the Landlord has against the Sublessor, as Tenant, pursuant to the Master Lease. The Landlord, under the Master Lease, or the Sublessor may enforce against Sublessee, each in its own capacity, any of the rights granted to the Landlord pursuant to the Master Lease, except as expressly modified by this Sublease. Sublessor may not grant to Sublessee, and nothing in the Sublease shall be construed or interpreted to grant, any greater rights than the Sublessor has received as Tenant from the Landlord pursuant to the Master Lease. Sublessee does not have any greater rights against Sublessor with respect to this Sublease or the Premises than Sublessor has as Tenant against the Landlord with respect to the Master Lease and the Premises. Notwithstanding the foregoing provisions of this paragraph, Sublessee's duties and obligations relative to the Master Lease shall at all times be limited by and proportional to the limited duration and cost of Sublessee's occupation of the Premises, and Sublessee shall only assume obligations, responsibilities or liabilities arising during the Term.

              7.   Services.

                   A. Except as may be specifically identified herein as an obligation of Sublessor, Sublessee agrees and acknowledges that Sublessor shall have no obligation or



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     responsibility whatsoever to provide or perform any service, repair, alteration or other similar obligation which is the obligation of Landlord to provide or perform pursuant to the provisions and terms of the Master Lease.

                   B. Sublessee recognizes that Sublessor does not control the operation of the Building or the furnishing of utilities and services therein or to the Premises. Accordingly, all of the agreements and obligations of Sublessor under this Sublease, express or implied, without limitation, any agreement or obligation to furnish utilities or services, are expressly dependent upon the performance and observation by the Landlord of its agreements and obligations under the Master Lease. If the Landlord shall default in the performance or observance of any of its agreements or obligations under the Master Lease, either for the furnishing of utilities or services or otherwise, Sublessor shall not be liable therefor to Sublessee. Any condition resulting from such default by the Landlord that adversely affects the habitability of the Premises at Sublessee's option, shall constitute an eviction, and Sublessee shall be entitled to cancel this Sublease or to accept a proportional reduction in or abatement of the rents provided for herein, if such reduction or abatement of rents is permitted by the terms of the Master Lease, upon thirty (30) days notice of such condition to Sublessor and failure of Sublessor to correct such condition within such period. Notwithstanding the foregoing provisions of this paragraph, Sublessor agrees to assist Sublessee in obtaining Landlord's performance of its obligations under the Master Lease.

                   C. So long as Sublessee shall not be in default under any term of this Sublease, Sublessor shall, at its own cost and expense, furnish the Premises with water, heat, air conditioning, electricity, sewerage, and five-day per week janitorial services. These utilities and services shall be provided during ordinary business hours in accordance with the terms of the Master Lease. Sublessor shall not be liable or responsible for any interruption in the utilities or other services due to causes beyond Sublessor's reasonable control or interruptions in connection with the making of repairs or improvements to the Premises, Property or the Building. Any such interruption that adversely affects the habitability of the Premises shall, at Sublessee's option, constitute an eviction, and Sublessee shall be entitled to cancel this Sublease or to accept a proportional reduction or abatement of rent upon thirty (30) days notice of such interruption to Sublessor and failure of Sublessor to correct such interruption within such period.. Electricity furnished by Sublessor shall be used only for purposes of illumination and the operation of normal office and laboratory equipment (excluding main frame computer equipment but including personal computers). Electricity for any other use shall be paid for by Sublessee.

                   D. If Landlord shall default in any of its obligations to Sublessor with respect to the Premises, Sublessee may, at Sublessee's sole cost and expense, enforce Sublessor's rights against Landlord with respect to the Premises in Sublessor's name, provided, however, that Sublessee shall indemnify and hold Sublessor harmless from and against all liability, loss, demands,


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     penalties or damage which Sublessor may incur or suffer by reason of the negligent or intentional actions of Sublessee. Sublessor shall also execute any and all documents reasonably required in furtherance of such action. In amplification and not in limitation of the foregoing, except as otherwise provided in this Sublease, Sublessor will not be responsible (i) for furnishing, painting, window washing or any service to the Building or the Premises or (ii) for any maintenance, repairs or alterations in or to the Building or the Premises.

              8. Assignment and Subletting. Sublessee shall not voluntarily, by operation of law, or otherwise, assign or permit to be assigned this Sublease or any interest herein or sublease the Premises or any part thereof without the prior written consent of Sublessor and Landlord, which consent shall not be unreasonably withheld or delayed. Any attempt to do any of the foregoing shall be void and of no effect and shall be a material default under this Sublease.

              9. Default. Any act or omission by Sublessee which would constitute a default by Sublessor as Tenant under the Master Lease shall constitute a default by Sublessee under this Sublease. Sublessor has the right, but not the obligation, to cure any act or omission by Sublessee which would constitute a default under the Master Lease or could reasonably, after notice and the passage of time, constitute a default under the Master Lease and to recover from the Sublessee the costs incurred by Sublessor, in curing the act or omission by Sublessee. All remedies provided by the Master Lease which are hereby expressly incorporated by reference, shall be available to Sublessor against Sublessee in the event of default. Failure of Sublessee to perform any covenant, material term or condition hereof shall constitute a default under the Master Lease and entitle Sublessor to all rights of the Landlord under the Master Lease. In the event of default by Sublessor under the Master Lease, Sublessee shall attorn to Landlord at Landlord's request. Failure of Sublessor to perform any covenant, material term, or condition hereof shall constitute Sublessor's default hereunder, and entitle Sublessee, upon thirty (30) days notice of such default to Sublessor and failure of Sublessor to correct such default within such period, to terminate this Sublease and Sublessee's obligation to pay rent hereunder.

              10. Restoration of Premises. No alterations or improvements to the Premises shall be made without the prior written consent of the Landlord and of the Sublessor, which consent shall not be unreasonably withheld or delayed. The Property shall, upon termination of this Sublease, and without any obligation of Sublessor to compensate Sublessee therefor, be and remain part of the Premises and be deemed the property of Sublessor, provided that Sublessee shall have the obligation to remove any of its trade fixtures, furniture and equipment and such alterations and improvements made during the term hereof if so requested by Sublessor. In the event of such removal, Sublessee agrees to promptly reimburse Sublessor for the cost of necessary repairs required as the result of damage done to the Premises, the Property, or the Building. Any of Sublessee's property not removed at the expiration or termination of the Sublease shall remain the property of Sublessor.



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              11.  Disposition of Property. Sublessor may, as of the date hereof and at any time during the term of the Sublease, remove, sell or otherwise dispose of all or any item, component or portion of the Property. If Sublessor elects to remove, sell or otherwise dispose of the Property, Sublessor shall either orally or in writing notify Sublessee of such action and, within sixty (60) days from the date of such notice or such time as may be reasonably requested by Sublessee and agreed upon by Sublessor, Sublessee may offer in writing to purchase the Property. Any purchases under this provision shall be by mutual agreement of the Sublessee and Sublessor with regard to price and terms of purchase and Sublessor shall be under no obligation to agree to sell the Property to Sublessee.

              12. Maintenance of Property. Sublessee shall maintain the Property in the condition of the Property as of the date hereof, excluding normal wear and tear, and as specified by the manufacturers' guidelines or the equivalent and shall furnish all parts, substitutions, mechanisms, devices and services required therefor so that the Property will remain in the same condition as f the date hereof, excluding reasonable and customary wear and tear. All repairs, parts, accessories and equipment incorporated in, attached to or installed on any of the Property shall immediately without further act become the property of the Sublessor and part of the Property for all purposes of this Sublease, with costs or expense to Sublessor. Sublessee will use the Property in a careful manner, solely in the conduct of its lawful business; and Sublessee will comply in all material respects with and conform to all governmental laws, ordinances, rules and regulations relating to the possession, use, operation and maintenance of the Property. Sublessee agrees that the Property will be operated by competent, qualified personnel in connection with Sublessee's business for the purpose for which the Property was designed and in accordance with applicable operating instructions, laws, government regulations, and that Sublessee shall use all reasonable precautions to prevent loss or damage to the Property from fire and other hazards.

              Notwithstanding any provision of this Sublease to the contrary, the following are Sublessor's responsibilities:

                   A. To the extent required by the Master Lease, Sublessor, at its cost, shall maintain or ensure that the Landlord maintains in good condition pursuant to the Master Lease (1) the structural portions of the Building and other improvements that are a part of the Premises, such structural parts include the foundations, load-bearing and exterior walls, sub-flooring and roof, (ii) the electrical, plumbing, and sewage systems,
     (iii) window frames, gutter, and downspouts on the Building and other improvements that are a part of the Premises, and (iv) heating, ventilation and air conditioning systems servicing the Premises.


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                   B.    Sublessor shall repair the Premises if they are
     damaged by (i) causes over which Sublessee has no control, (ii) acts or omissions of Sublessor, or its authorized representatives, or (iii) Sublessor's failure to perform its obligations under this paragraph.

                   C. Sublessor shall repair the Premises, including partitions and glass, damaged due to the neglect of Sublessor, its agents or employees.

              13. Quiet Enjoyment. Sublessor and Landlord agree that Sublessee, upon paying the rent and performing all the terms and conditions of this Lease, shall quietly have, hold and enjoy the Premises for the Term as herein stated.

              14. Warranties Regarding Property. Except with respect to any assignable warranties on any of the Property, which Sublessor agrees to assign to Sublessee within fifteen (15) days of the Closing Date, Sublessor makes no representation or warranty, express or implied, as to any matter whatsoever, including, without limitation, the design or condition of the Property or its merchantability, suitability, quality, or fitness for a particular purpose, and hereby disclaims any such warranty. Sublessee specifically waives all rights to make a claim against Sublessor for breach of any warranty whatsoever. Sublessee leases the Property "as is". Except with respect to claims based upon the negligence or intentional act of Sublessor, Sublessor have no liability, for any liability, claim, loss, damage, or expense caused directly or indirectly by the Property or any deficiency or defect thereof, or the operation, maintenance, or repair thereof, or any consequential damages as that term is used in Section 2-719(3) of the Model Uniform Commercial Code, as amended from time to time ("UCC").

              15. Notices. Any notice, consent, approval, agreement, certification, request, invoice, bill, demand, statement, acceptance or other communication hereunder ("Notice") shall be in writing and shall have been duly given or furnished if delivered personally or mailed in a postpaid envelope (registered or certified mail only) addressed to Sublessor or Sublessee at the address set forth below, or to such other address or addressee as either party may designate by a Notice given pursuant thereto:

              Sublessor:        Universal Standard Healthcare, Inc.
                                26500 Northwestern Highway
                                Southfield, Michigan  48076
                                Attention:  Alan Ker, C.F.O.
                                (248) 358-0810 (telephone)
                                (248) 350-3112 (facsimile)

              with a copy to:   Dykema Gossett PLLC
                                400 Renaissance Center
                                Detroit, Michigan  48243-1668


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                                Attention:  Thomas S. Vaughn, Esq.
                                (313) 568-6524 (telephone)
                                (313) 568-6915 (facsimile)

              Sublessee:        Laboratory Corporation of America Holdings
                                358 South Main Street
                                Burlington, North Carolina  27215-9990
                                Attention:  Legal Department
                                (800) 222-7566 (telephone)
                                (336) 513-4510 (facsimile)

              with a copy to:   Menzullo & McCandlish
                                Suite 825
                                4300 Six Forks Road
                                Raleigh, North Carolina  27609
                                Attention:  John R. Erwin, Esq.
                                (919) 510-8333 (telephone)
                                (919) 510-7558 (facsimile)

              16. Indemnification of Sublessor. Sublessee will indemnify and save harmless Sublessor from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Sublessor by reason of any negligent or intentionally wrongful act or omission of the Sublessee occurring during the term of this Sublease or by reason of noncompliance of Sublessee with any applicable environmental law, regulation or ordinance with respect to any action or event occurring with respect to the Premises and the Property after the date hereof.


              17. Indemnification of Sublessee. Sublessor will indemnify and save harmless Sublessee from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Sublessee by reason of any negligent or intentionally wrongful act or omission of Sublessor, or by reason of noncompliance of Sublessor with any applicable environmental law, regulation or ordinance with respect to any action or event occurring prior to the date hereof.

              18. Interpretations and Meanings. All words used in this Sublease shall have the same meaning as the words used in the Master Lease, unless specifically defined to the contrary in the Sublease.


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              19.  Condemnation. If the whole or any part of the Premises shall be taken or condemned by any competent authority for any public or quasi public use or purpose such as to render the Premises unsuitable for Sublessee's use, in Sublessee's discretion, then the Term shall terminate from the date of such taking or condemnation, and rentals shall be apportioned accordingly. The condemnation award shall be paid to Sublessor or Landlord with the exception of any portion as may be attributable to Sublessee's property, such portion shall be paid to Sublessee.

              20. Landlord's Acknowledgment. Sublessor will obtain Landlord's consent to the subleasing of the Premises by Sublessor to Sublessee pursuant to this Sublease.

              21. Change in Law or Regulation. Notwithstanding anything in this Sublease to the contrary, should legal counsel for Sublessor or Sublessee reasonably conclude that this Sublease or Sublessee's use of the Premises is or may be in violation of any law or regulation, this Sublease shall terminate upon a sixty (60) day notice to the other party unless within said thirty (30) day period the parties agree to such modifications in this Sublease or use of the Premises that may be necessary to establish compliance with the law or regulation.

              IN WITNESS WHEREOF, Sublessor and Sublessee have executed this instrument as of the date first above written.

                                       SUBLESSOR:

     WITNESSES:                        UNIVERSAL STANDARD HEALTHCARE,
                                       INC., a Michigan corporation

                                       /s/ Eugene E. Jennings
                                       -------------------------------------
    /s/ Anne Cramton                   By:  Eugene E. Jennings
    ----------------------------       Its:   President
    /s/ Steven C. Tyshka
    ----------------------------

                                       SUBLESSEE:

    WITNESSES:                         LABORATORY CORPORATION OF
                                       AMERICA HOLDINGS, a Delaware
                                       corporation

                                       /s/ Bradford Smith
                                       ------------------
                                       By:  Bradford Smith
    -----------------------------         ----------------------------------
                                       Its:    E.V. President
    -----------------------------         ----------------------------------




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